                                                                 Exhibit 10.26.1


Comerica Bank - California

October 22, 2002


Mr. Jens Meyerhoff
Senior Vice President / CFO
Formfactor, Inc.
2140 Research Drive
Livermore, CA 94550


Re:   LOAN EXTENSION
      Borrower Name:  Formfactor, Inc.
      Loan Number/Note Number: 2879115265/18,59,91,117

Dear Jens:

Comerica Bank-California, as successor in interest to Imperial Bank, has approved an extension of the above-referenced credit facility to December 31, 2002 from its current maturity as evidenced by that certain Note/Agreement dated March 27, 2001 as may be or have been modified from time to time.

Except as modified and extended hereby, the existing loan documentation as amended concerning your obligation remains in full force and effect.

Very truly yours,

/s/ Lorraine M. Sue

Lorraine M. Sue
Vice President

ACKNOWLEDGED AND ACCEPTED ON OCTOBER 25, 2002

Formfactor, Inc.

By:   /s/ Jens Meyerhoff
    --------------------------
          Jens Meyerhoff